Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO
SECURITY AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (this “Second Amendment”), dated as of July 22, 2005, among DURATEK, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto from time to time, and CALYON, NEW YORK BRANCH (f/k/a Credit Lyonnais New York Branch), as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto, and the Administrative Agent are parties to a Credit Agreement, dated as of December 16, 2003 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower, the Subsidiary Guarantors, and the Collateral Agent are parties to a Security Agreement, dated as of December 16, 2003 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Security Agreement”); and

WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto wish to amend the Credit Agreement and the Security Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.              Amendments to Credit Agreement.

1.             Section 9.04(ix) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(ix)         Indebtedness of the Borrower under Supplemental Letters of Credit, provided that the aggregate stated amount of all Supplemental Letters of Credit permitted by this clause(ix) (together with the aggregate amount of all unpaid drawings thereunder) shall not exceed at any one time outstanding the lesser of (i) $20,000,000 and (ii) when added to the sum of the aggregate amount of all obligations of the Borrower and its Subsidiaries outstanding under Section 9.04(x), $35,000,000;”.

2.             Section 9.04(xii) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(xii)        so long as no Default or Event of Default then exists or would result therefrom, additional Indebtedness incurred by the Borrower and its Subsidiaries not to exceed an aggregate principal amount of $2,500,000 at any one time outstanding;

provided, however, that (A) such additional Indebtedness shall, unless incurred by a Subsidiary of the Borrower that is not a Credit Party, be unsecured, and (B) the aggregate principal amount of Indebtedness incurred pursuant to this clause (xii) which constitutes Contingent Obligations of the Borrower or any of its Subsidiaries in respect of Indebtedness of any Person in which the Borrower or any of its Subsidiaries has made an Investment pursuant to Section 9.05(xiii) hereof shall not exceed $2,500,000 at any time minus the aggregate amount of all Investments made by the Borrower and its Subsidiaries in joint ventures, partnerships and other similar arrangements pursuant to Section 9.05(xiii).”.

3.             Section 9.05(xiii) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(xiii)       so long as no Default or Event of Default then exists or would result therefrom, the Borrower and its Subsidiaries may make Investments (including, without limitation, Investments in joint ventures, partnerships and other similar arrangements) not otherwise permitted by clauses (i) through (xii) of this Section 9.05 in an aggregate amount not to exceed $2,500,000 at any time minus the aggregate principal amount of Indebtedness incurred pursuant to Section 9.04(xii) hereof which constitutes Contingent Obligations of the Borrower or any of its Subsidiaries in respect of Indebtedness of any Person in which Borrower or any of its Subsidiaries has made an Investment pursuant to this clause (xiii).  The amount of any Investment made pursuant to this clause (xiii) shall be determined without regard to any write-downs or write-offs thereof.”.

II.            Amendments to Security Agreement.

1.             The definition of “Secured Supplemental Letters of Credit” appearing in Article IX of the Security Agreement is hereby amended by deleting the text “$10,000,000” appearing in said definition and inserting the text “$20,000,000” in lieu thereof.

III.           Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below) both immediately before and immediately after giving effect thereto, (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.             This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, Security Agreement or any other Credit Document.

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3.             This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.             This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when (i) the Borrower, (ii) each other Credit Party, and (iii) Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent.

6.             By executing and delivering a copy hereof, each Credit Party hereby agrees that all Obligations of the Credit Parties shall remain guaranteed pursuant to the relevant Credit Documents and shall remain secured pursuant to the Security Documents, in each case in accordance with the respective terms and provisions thereof.

7.             From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the Security Agreement shall be deemed to be references to the Credit Agreement or the Security Agreement, as the case may be, as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

DURATEK, INC., as Borrower

By:	/s/ Craig T. Bartlett
Name: Craig T. Bartlett
Title: Vice President and Treasurer

CALYON, NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

By:	/s/ Alex Averbukh
Name: Alex Averbukh
Title: Director

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Second Amendment, hereby consents to the entering into of the Second Amendment and agrees to the provisions thereof (including, without limitation, Part III, Section 6 thereof).

GTSD SUB, INC.,
DURATEK FEDERAL SERVICES, INC.,
DURATEK SERVICES, INC.,
GTSD SUB III, INC.,
GTSD SUB V, INC.,
HITTMAN TRANSPORT SERVICES, INC.,
INFOTEK, INC.,
DURATEK FEDERAL SERVICES OF HANFORD, INC.,
GTSD SUB IV, INC.,
CHEM-NUCLEAR SYSTEMS, L.L.C.,
as Guarantors

By:	/s/ Craig T. Bartlett
Name: Craig T. Bartlett
Title: Vice President & Treasurer